(ICON)

Prudential
Structured
Maturity
Fund, Inc.
------------------
Income Portfolio

ANNUAL
REPORT
Dec. 31, 1998

(LOGO)

Prudential Structured Maturity Fund, Inc.
Income Portfolio

Performance At A Glance.
A financial crisis that spread around the world from Asia roiled global fixed-income markets in 1998. Investors responded by purchasing "safe haven" securities such as U.S. Treasuries and selling assets that carried greater credit risk. Your Prudential Structured Maturity
Fund's Class A shares beat the return on the Lipper Average in 1998 because we took profits on all of its emerging market bonds long before the sharp sell-off that occurred in early summer. We also significantly increased its exposure to Treasuries.

Cumulative Total Returns1                          As of
12/31/98
                                  One      Five
Since
                                  Year     Years
Inception2
Class A                           6.81%    33.08%     94.90%
(90.29)
Class B                           6.03     28.68
37.38
Class C                           6.03      N/A
30.19
Class Z                           6.92      N/A
15.09
Lipper Short/Intermediate
Invsmt. Grade Fund Avg.3          6.60     31.21
***

Average Annual Total Returns1                    As of
12/31/98
                 One       Five        Since
                 Year      Years     Inception2
Class A          3.34%     5.19%     7.03% (6.76)
Class B          3.03      5.17          5.38
Class C          3.97      N/A           5.92
Class Z          6.92      N/A           7.13

Distributions& Yields                        As of 12/31/98
              Total Distributions        30-Day
                Paid for 12 Mos.        SEC Yield
Class A             $0.68                 5.36%
Class B             $0.61                 4.88
Class C             $0.61                 4.84
Class Z             $0.69                 5.63

Past performance is not indicative of future results.
Principal
and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management and Lipper,
Inc.
The cumulative total returns do not take into account sales
charges.
The average annual total returns do take into account
applicable sales
charges. The Fund charges a maximum front-end sales load of
3.25%
for Class A shares. Class B shares are subject to a
declining
contingent deferred sales charge (CDSC) of 3%, 2%, 1%, and
1%
for four years. Class B shares will automatically convert to Class
A shares, on a quarterly basis, approximately five years after purchase. Class C shares are subject to a front-end sales load of 1% and a CDSC of 1% for 18 months. Class C shares bought before
November 2, 1998 have a 1% CDSC if sold within one year. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 9/1/89; Class B, 12/9/92; Class
C, 8/1/94;
and Class Z, 12/16/96.

3 Lipper average returns are for all funds in each share class for the one- and five-year periods in the Short/Intermediate
Investment Grade
Fund category.

***Lipper Since Inception returns are 92.48% for Class A;
43.49% for
Class B; 33.21% for Class C; and 13.67% for Class Z based on all funds in each share class.

How Investments Compared.
    (As of 12/31/98)
        (GRAPH)

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results.
The risks
to each of the investments listed above are different -- we provide
12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk.
The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns.
These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value;
they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Tony Rodriguez, Fund Manager
(PICTURE)

Portfolio
Manager's Report

The Prudential Structured Maturity Fund -- Income Portfolio features a fixed or laddered maturity format where assets are allocated evenly among six maturity ranges or rungs of from one to six years. Within this structure, your Fund seeks high current income consistent with the preservation of principal by primarily investing in investment-grade corporate bonds and government bonds. There can be no assurance that the Fund will achieve its investment objective.

A Triple Play.
The Federal Reserve cut the Federal funds rate (the rate banks charge each other for overnight loans) by one quarter percentage point on
September 29, October 15, and November 17, 1998, leaving the key rate at 4.75%. The mid-October move marked the first time in 4 1/2 years that the central bank had changed monetary policy outside of a regularly scheduled meeting.

Strategy Session.
Well-Timed Moves.

A financial crisis that first erupted in Asia caused a sharp sell-off in U.S. corporate and emerging market bonds in 1997. We believed both had been oversold and expected their prices to recover. Therefore, we began 1998 with a large exposure to U.S. corporate bonds, which comprised 66% of the Fund's total investments. Emerging market debt securities accounted for 19%.

The anticipated rally in both bond market sectors occurred in the first three months of the year as the Asian financial crisis seemed to ease by early spring. At that time, we decided to take profits on our entire position of emerging market bonds because we believed market sentiment concerning the Asian financial crisis had become overly optimistic. In late spring, expectations of slower growth in corporate earnings led us to purchase more U.S. Treasuries and begin to reduce the Fund's exposure to U.S. corporate bonds.

We continued this shift in asset allocation in the summer as the financial crisis spread from Asia to Russia and Latin America.
Investors fled to the relative safety of Treasuries and dumped assets that carried greater credit risk, including corporate bonds.
By the end of October, Treasuries comprised 41% of the Fund's total investments, while U.S. corporate bonds accounted for only 57%.

Because this growing reluctance to invest in corporate bonds and stocks could have endangered the U.S. economic expansion, the Federal
Reserve eased monetary policy three times in the autumn to encourage economic growth and calm financial markets. As confidence in the economy returned, the "flight to quality" began to reverse. In response, we increased U.S. corporate bonds to 71% of the Fund's total investments as of December 31, 1998, while Treasuries fell to 23%.

     Portfolio Composition.
  Expressed as a percentage of
total investments as of 12/31/98.
         (PIE CHART)

What Went Well.
Selling Emerging Market Bonds.

The Russian government's decision to effectively devalue the ruble and default on some ruble-denominated government bonds in August caused many investors to grow increasingly risk averse. To make matters worse, Long-Term Capital Management would have collapsed in September had not the Federal Reserve helped to arrange a rescue for the giant hedge fund.

Because the emerging market sector includes some of the riskiest corporate and government bonds, it quickly fell out of favor when the "flight to quality" trend began. In fact, the Lehman Brothers Emerging Market Index returned a negative 11.60% for the year, making the sector the worst-performing fixed-income asset class in 1998. Taking profits on the Fund's entire emerging market position in March proved to be a very wise decision.

Buying Treasuries.

Having a large exposure to U.S. Treasuries from August
through early
October also benefited the Fund's performance. Treasuries
performed
particularly well relative to most other debt market sectors because
many investors preferred to own securities backed by the
full faith
and credit of the federal government. The yield on the 10-
year
Treasury note, which falls as its price rises, tumbled to
4.16%
in early October, its lowest level of the year.

And Not So Well.
Energy and Financial Bonds Hurt Us.

While U.S. corporate bond prices began to recover as 1998 drew to a close, the Fund was hurt because some of its corporate debt securities failed to participate in the rally. For example, it owned R&B Falcon Corp. bonds, whose prices fell after Mobil Corp.
canceled an offshore drilling contract with the company. The Fund also held bonds of ContiFinancial, a home equity lender. The bonds performed poorly after their ratings were downgraded by major U.S.
credit-rating agencies.

Five Largest Holdings.
11.5%   U.S. Treasury Notes,
        7.25%, 5/15/04
 6.0%   U.S. Treasury Notes,
        6.25%, 6/30/02
 5.5%   U.S. Treasury Notes,
        5.75%, 11/30/02
 5.3%   Advanta Corp.
        Consumer Finance
 3.8%   Capital One Bank
        Banking

Expressed as a percentage of net assetsas of 12/31/98.

Looking Ahead.
We believe U.S. economic growth will moderate in 1999 and
inflation will remain subdued. If the economy behaves as
expected, the 30-year Treasury bond yield could
hover in a range of 4.75% to 5.75% this year. Therefore,
debt securities that offer incremental yield over
Treasuries,
such as corporate bonds, stand a good chance of performing
better
than the federal government securities. The Fund, with its
71%
exposure to U.S. corporate bonds, is positioned to benefit from that anticipated performance.

President's Letter                          February 16,
1999
(LETTER)

Dear Shareholder:

Many major equity market indexes ended 1998 on the upswing -
- posting
an unprecedented fourth consecutive year of double-digit returns -- as many stocks rebounded off their early October lows. Bond investors were also cheered by healthy returns on U.S. Treasuries and investment-grade corporate debt, as well as certain Western European bonds.


Unfortunately, the equity market's advance was neither broad nor deep. It was limited primarily to stocks of larger companies with established records of growth. Investors ignored the stocks of both undervalued companies and smaller companies in a "flight to quality" stemming from financial turmoil in Asia and fears of a recession in the United States. Accordingly, growth-style investors in large-company stocks outperformed value-style investors by the widest margins in nearly 24 years -- and not since the Great Depression have large-company stocks so outperformed stocks of small companies.

The rally in bonds was not universal either. While government bonds -- especially Treasuries -- enjoyed strong appeal, investors were cool toward lower-rated issues. High yield bonds, therefore, saw yields rise while prices fell.

What We Can Learn From '98

The volatility of 1998 underscores points all investors should keep in mind: Financial markets will rise and fall, sometimes dramatically. Because asset classes seldom move in lockstep, owning a mix of value- and growth-oriented mutual funds in addition to bond and money market funds can help lessen the effects of market volatility.

Generally speaking, long-term success in investment management comes from remaining true to an investment discipline -- even when it is out of favor. Investors who maintain a long-term perspective and don't sell during market lows are more likely to regain lost ground, and while past events cannot foretell future performance, stocks and bonds have produced attractive returns ahead of inflation over time.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

Brian M. Storms
President

Commentary on Presentation of Portfolio of Investments:
The Portfolio of Investments, following hereto, is presented in a 'laddered'
maturity structure. The Income Portfolio invests in
investment grade corporate
debt securities and in obligations of the U.S. Government,
its agencies and
instrumentalities with maturities of six years or less.
These securities are
categorized within six annual maturityD categories.
------------------------------------------------------------
--------------------
                                      PRUDENTIAL STRUCTURED
MATURITY FUND, INC.
Portfolio of Investments as
of December 31, 1998                  INCOME PORTFOLIO
------------------------------------------------------------

Moody's       Principal
Rating**      Amount       Description
Value (Note 1)
(Unaudited)   (000)
------------------------------------------------------------
5-6 YEARS--15.4%
Baa1          $   2,500    PaineWebber Group, Inc.,
                           7.015%, 2/10/04              $
2,620,350
Baa3              2,500    Saks, Inc.,
                           7.25%, 12/1/04
2,508,875
Aaa              13,450    United States Treasury
                           Notes,
                           7.25%, 5/15/04
15,074,491
                                                        ----
---------

20,203,716
------------------------------------------------------------
4-5 YEARS--17.3%
Baa1              2,500    Cendant Corp.,
                           7.75%, 12/1/03
2,526,675
Ba3               1,000    Contifinancial Corp.,
                           8.375%, 8/15/03
700,000
Ba2                 550    Fred Meyer, Inc.,
                           7.15%, 3/1/03
572,209
A2                2,500    General Motors Acceptance
                           Corp.,
                           5.75%, 11/10/03
2,519,400
Ba1               2,000    ITT Corp.,
                           6.75%, 11/15/03
1,841,660
A2                3,000    Mellon Financial Co.,
                           5.75%, 11/15/03
3,020,790
Aa3               3,000    Merrill Lynch & Co., Inc.,
                           6.00%, 2/12/03
3,045,000
Baa3              2,000    Niagara Mohawk Power
                           Corp.,
                           7.375%, 8/1/03
2,113,820
Ba1               1,000    R & B Falcon Corp.,
                           6.50%, 4/15/03
908,320
Ba1               2,300    Seagull Energy Corp.,
                           7.875%, 8/1/03
2,334,500
AAA*              3,000    Toyota Motor Credit Corp.,
                           5.625%, 11/13/03
3,022,950
                                                        ----
---------

22,605,324
3-4 YEARS--14.5%
Baa2          $   3,820    MCI Communications Corp.,
                           6.125%, 4/15/02              $
3,878,140
                           United States Treasury
                           Notes,
Aaa               7,500    6.25%, 6/30/02
7,872,675
Aaa               7,000    5.75%, 11/30/02
7,257,040
                                                        ----
---------

19,007,855
------------------------------------------------------------
2-3 YEARS--17.4%
Baa3              3,000    A T & T Capital Corp.,
                           Medium Term Note,
                           6.25%, 5/15/01
2,959,170
Baa3              5,000    Capital One Bank,
                           7.08%, 10/30/01
5,027,850
Baa3              1,000    Continental Cablevision,
                           Inc.,
                           8.50%, 9/15/01
1,060,760
Baa2              5,000    First Industrial L. P.,
                           6.50%, 4/5/01
4,924,850
Baa2              4,000    Mallinckrodt, Inc.,
                           6.30%, 3/15/01DD
3,938,250
Ba1               5,000    United States Filter
                           Corp.,
                           6.375%, 5/15/11, putable
                           in May 2001
4,946,400
                                                        ----
---------

22,857,280
------------------------------------------------------------
1-2 YEARS--17.6%
Baa2              5,000    Camden Property Trust,
                           7.23%, 10/30/00
5,012,000
Baa1              3,000    Comdisco, Inc., Medium
                           Term Note,
                           6.32%, 11/27/00
3,013,980
A3                4,500    ERP Operating L.P.,
                           6.15%, 9/15/00
4,470,300

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     3

                                      PRUDENTIAL STRUCTURED
MATURITY FUND, INC.
Portfolio of Investments as
of December 31, 1998                  INCOME PORTFOLIO
------------------------------------------------------------

Moody's       Principal
Rating**      Amount
(Unaudited)   (000)       Description                 Value
(Note 1)
------------------------------------------------------------
1-2 YEARS--(cont'd.)
Baa2          $  4,000    Gables Realty L.P.,
                          6.55%, 10/1/00               $
4,003,360
Baa1             2,500    Ryder System Inc., Medium
                          Term Note,
                          7.51%, 3/24/00
2,563,400
Baa2             4,000    Safeway, Inc.,
                          5.75%, 11/15/00
4,008,000
                                                       -----
--------

23,071,040
------------------------------------------------------------
WITHIN 1 YEAR--15.0%
B2               7,000    Advanta Corp.,
                          7.25%, 8/16/99
6,944,350
Baa1             3,000    Crane Co.,
                          7.25%, 6/15/99
3,026,910
Baa2             1,000    Federal Express Corp.,
                          10.05%, 6/15/99
1,020,180
Baa3             3,000    TCI Communications, Inc.,
                          6.375%, 9/15/99
3,021,090
                 5,615    Joint Repurchase Agreement
                          Account (Note 5)
                          4.69%, 1/4/99
5,615,000
                                                       -----
--------

19,627,530
------------------------------------------------------------
Total Investments--97.2%
                          (cost $127,749,253; Note
                          4)
127,372,745
                          Other assets in excess of
                          liabilities--2.8%
3,655,439
                                                       -----
--------
                          Net Assets--100%             $
131,028,184
                                                       -----
--------
                                                       -----
--------

---------------
 * Standard & Poor's Rating.
** The Fund's current Prospectus contains a description of Moody's and Standard
   & Poor's rating.
 D Average life is defined as the weighted average time to the return of a dollar of principal and is commonly used as the measure of investment life for pass-through securities such as asset-backed and mortgage-backed securities.
DD Mandatory put/call in March 2001.
L.P. Limited Partnership.

The industry classification of portfolio holdings and other net assets shown as a percentage of net assets as of December 31, 1998 were as follows:

U.S. Government Securities............................
23.0%
Financial Services....................................
21.3
Industrial Services...................................
21.2
Consumer Finance......................................
9.5
Telecommunications....................................
6.0
Repurchase Agreement..................................
4.3
Banking...............................................
3.8
Utilities.............................................
3.4
Transportation........................................
2.0
Retail................................................
1.9
Consumer Services.....................................
0.8
Other assets in excess of liabilities.................
2.8
                                                        ----
-

100.0%
                                                        ----
-
                                                        ----
-
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     4

                                       PRUDENTIAL STRUCTURED
MATURITY FUND, INC.
Statement of Assets and Liabilities    INCOME PORTFOLIO
------------------------------------------------------------
--------------------

Assets
December 31, 1998
Investments, at value (cost
$127,749,253)...............................................
 ................        $ 127,372,745
Cash........................................................
 ............................................
39,996
Receivable for Fund shares
sold........................................................
 .................            2,556,640
Interest
receivable..................................................
 ...................................            1,518,353
Other
assets......................................................
 ......................................                3,207

-----------------
   Total
assets......................................................
 ...................................          131,490,941

-----------------
Liabilities
Accrued
expenses....................................................
 ....................................              198,824
Payable for Fund shares
reacquired..................................................
 ....................              163,339
Management fee
payable.....................................................
 .............................               44,007
Distribution fee
payable.....................................................
 ...........................               35,291
Dividends
payable.....................................................
 ..................................               21,296

-----------------
   Total
liabilities.................................................
 ...................................              462,757

-----------------
Net
Assets......................................................
 ........................................        $
131,028,184

-----------------

-----------------
Net assets were comprised of:
   Common stock, at
par.........................................................
 ........................        $     114,775
   Paid-in capital in excess of
par.........................................................
 ............          139,501,371

-----------------

139,616,146
   Accumulated net realized loss on
investments.................................................
 ........           (8,211,454)
   Net unrealized depreciation on
investments.................................................
 ..........             (376,508)

-----------------
Net assets at December 31,
1998........................................................
 .................        $ 131,028,184

-----------------

-----------------
Class A:
   Net asset value and redemption price per share
      ($85,213,489 / 7,463,503 shares of common stock issued
and outstanding)...........................
$11.42
   Maximum sales charge (3.25% of offering
price)......................................................
 .                  .38
   Maximum offering price to
public......................................................
 ...............               $11.80
Class B:
   Net asset value, offering price and redemption price per
share
      ($39,693,642 / 3,477,798 shares of common stock issued
and outstanding)...........................
$11.41
Class C:
   Net asset value and redemption price per share
      ($1,506,895 / 132,028 shares of common stock issued
and outstanding)..............................
$11.41
   Sales charge (1% of offering
price)......................................................
 ............                  .11
   Offering price to
public......................................................
 .......................               $11.52
Class Z:
   Net asset value, offering price and redemption price per
share
      ($4,614,158 / 404,142 shares of common stock issued
and outstanding)..............................
$11.42

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     5

PRUDENTIAL STRUCTURED MATURITY FUND, INC.
INCOME PORTFOLIO
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31,
1998
Income
   Interest..............................      $ 9,074,661
                                            ----------------
-
Expenses
   Management fee........................          533,582
   Distribution fee--Class A.............           73,382
   Distribution fee--Class B.............          426,851
   Distribution fee--Class C.............           10,132
   Transfer agent's fees and expenses....          190,000
   Custodian's fees and expenses.........           75,000
   Registration fees.....................           50,000
   Reports to shareholders...............           25,000
   Audit fee and expenses................           25,000
   Directors' fees and expenses..........           21,000
   Legal fees and expenses...............           16,000
   Miscellaneous.........................           10,652
                                            ----------------
-
      Total expenses.....................        1,456,599
                                            ----------------
-
Net investment income....................        7,618,062
                                            ----------------
-
Realized and Unrealized Gain
on Investments
Net realized gain on investment
   transactions..........................          353,315
Net change in unrealized depreciation of
   investments...........................          411,669
                                            ----------------
-
Net gain on investments..................          764,984
                                            ----------------
-
Net Increase in Net Assets
Resulting from Operations................      $ 8,383,046
                                            ----------------
-
                                            ----------------
-

PRUDENTIAL STRUCTURED MATURITY FUND, INC.
INCOME PORTFOLIO
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended December
31,
in Net Assets                           1998
1997
Operations
   Net investment income........    $  7,618,062        $
9,514,345
   Net realized gain on
      investment transactions...         353,315
2,023,447
   Net change in unrealized
      appreciation
      (depreciation) on
      investments...............         411,669
(1,892,170)
                                  ----------------    ------
----------
   Net increase in net assets
      resulting from
      operations................       8,383,046
9,645,622
                                  ----------------    ------
----------
Dividends (Note 1)
   Dividends from net investment
      income
      Class A...................      (4,389,692)
(4,623,453)
      Class B...................      (3,050,724)
(4,791,826)
      Class C...................         (72,180)
(78,062)
      Class Z...................        (105,466)
(21,004)
                                  ----------------    ------
----------
                                      (7,618,062)
(9,514,345)
                                  ----------------    ------
----------
   Dividends in excess of net
      investment income
      Class A...................              --
(114,961)
      Class B...................              --
(124,751)
      Class C...................              --
(2,340)
      Class Z...................              --
(1,592)
                                  ----------------    ------
----------
                                              --
(243,644)
                                  ----------------    ------
----------
Fund share transactions
   (Net of share conversions) (Note 6)
   Net proceeds from shares
      subscribed................      39,833,378
13,181,656
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions.........       5,214,748
6,601,473
   Cost of shares reacquired....     (53,344,205)
(54,029,826)
                                  ----------------    ------
----------
   Net decrease in net assets
      from
      Fund share transactions...      (8,296,079)
(34,246,697)
                                  ----------------    ------
----------
Total decrease..................      (7,531,095)
(34,359,064)
Net Assets
Beginning of year...............     138,559,279
172,918,343
                                  ----------------    ------
----------
End of year.....................    $131,028,184
$138,559,279
                                  ----------------    ------
----------
                                  ----------------    ------
----------

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     6

                                      PRUDENTIAL STRUCTURED
MATURITY FUND, INC.
Notes to Financial Statements         INCOME PORTFOLIO
------------------------------------------------------------
--------------------
Prudential Structured Maturity Fund, Inc. (the 'Fund'), is
registered under the
Investment Company Act of 1940, as a diversified, open-end
management investment
company. The Fund consists of two portfolios--the Income
Portfolio (the
'Portfolio') and the Municipal Income Portfolio. The
Municipal Income Portfolio
has not yet begun operations. The Portfolio's investment
objective is high
current income consistent with the preservation of
principal. The ability of
issuers of debt securities held by the Portfolio to meet
their obligations may
be affected by economic developments in a specific industry
or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting
policies followed by the
Portfolio in the preparation of its financial statements. Securities Valuation: The Board of Directors has authorized the use of an independent pricing service to determine valuations of U.S.
Government and
corporate obligations. The pricing service considers such
factors as security
prices, yields, maturities, call features, ratings and
developments relating to
specific securities in arriving at securities valuations.
When market quotations
are not readily available, a security is valued by appraisal at its fair value
as determined in good faith under procedures established
under the general
supervision and responsibility of the Board of Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60
days or less are
valued at amortized cost.
In connection with transactions in repurchase agreements,
the Portfolio's
custodian or designated subcustodians, as the case may be
under triparty
repurchase agreements, takes possession of the underlying
collateral securities,
the value of which at least equals the principal amount of
the repurchase
transaction, including accrued interest. To the extent that
any repurchase
transaction exceeds one business day, the value of the
collateral is
marked-to-market on a daily basis to ensure the adequacy of
the collateral. If
the seller defaults and the value of the collateral declines or if bankruptcy
proceedings are commenced with respect to the seller of the
security,
realization of the collateral by the Portfolio may be
delayed or limited.
Securities Transactions and Net Investment Income:
Securities transactions are
recorded on the trade date. Realized gains and losses on
sales of securities are
calculated on the identified cost basis. Interest income is
recorded on the
accrual basis. Expenses are recorded on the accrual basis
which may require the
use of certain estimates by management.
Net investment income (other than distribution fees) and
unrealized and realized
gains or losses are allocated daily to each class of shares
based upon the
relative proportion of net assets of each class at the
beginning of the day.
Federal Income Taxes: It is the Portfolio's policy to
continue to meet the
requirements of the Internal Revenue Code applicable to
regulated investment
companies and to distribute all of its taxable net income
and capital gains, if
any, to its shareholders. Therefore, no federal income tax
provision is
required.
Dividends and Distributions: The Portfolio declares daily
and pays monthly
dividends from net investment income. Distributions from net capital gains, if
any, are made at least annually. Dividends and distributions are recorded on the
ex-dividend date.
Income and capital gain distributions are determined in
accordance with income
tax regulations which may differ from generally accepted
accounting principles.
Reclassification of Capital Accounts: The Fund accounts and
reports for
distributions to shareholders in accordance with the
American Institute of
Certified Public Accountants, Statement of Position 93-2:
Determination,
Disclosure, and Financial Statement Presentation of Income,
Capital Gain, and
Return of Capital Distributions by Investment Companies. The
effect of applying
this statement was to decrease paid-in capital and decrease
accumulated net
realized loss by $546 due to the sale of securities
purchased with market
discount. Net investment income, net realized gains and net
assets were not
affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential
Investments Fund Management
LLC ('PIFM'). Pursuant to this agreement, PIFM has
responsibility for all
investment advisory services and supervises the subadviser's performance of such
services. PIFM has entered into a subadvisory agreement with
The Prudential
Investment Corporation ('PIC'); PIC furnishes investment
advisory services in
connection with the management of the Fund. PIFM pays for
the cost of the
subadviser's services, the compensation of officers and
employees of the Fund,
occupancy and certain clerical and bookkeeping costs of the
Fund. The Fund bears
all other costs and expenses.
The management fee paid PIFM is computed daily and payable
monthly, at an annual
rate of .40 of 1% of the average daily net assets of the
Portfolio.
------------------------------------------------------------
--------------------
                                    PRUDENTIAL STRUCTURED
MATURITY FUND, INC.
Notes to Financial Statements       INCOME PORTFOLIO
------------------------------------------------------------
--------------------
The Fund had a distribution agreement with Prudential
Securities Incorporated
('PSI'), which acted as the distributor of the Class A,
Class B, Class C and
Class Z shares of the Fund through May 31, 1998. Prudential
Investment
Management Services LLC ('PIMS') became the distributor of
the Fund effective
June 1, 1998 and is serving the Fund under the same terms
and conditions as
under the arrangement with PSI. The Fund compensated PSI and
PIMS for
distributing and servicing the Fund's Class A, Class B and
Class C shares,
pursuant to plans of distribution, (the 'Class A, B and C
Plans'), regardless of
expenses actually incurred by them. The distribution fees
are accrued daily and
payable monthly. No distribution or service fees were paid
to PSI or PIMS as
distributor of the Class Z shares of the Fund.
Pursuant to the Class A, B and C Plans, the Fund compensated
PSI and PIMS for
distribution-related activities at an annual rate of up to
 .30 of 1%, 1% and 1%,
of the average daily net assets of the Class A, B and C
shares, respectively.
Such expenses under the Plans were .10 of 1%, .75 of 1% and
 .75 of 1% of the
average daily net assets of the Class A, B and C shares,
respectively for the
year ended December 31, 1998. Effective January 1, 1999, the annual rate for
Class A shares was increased to .25 of 1%.
PSI and PIMS have advised the Portfolio that they have
received approximately
$25,800 in front-end sales charges resulting from sales of
Class A shares and
after November 2, 1998, Class C shares for the year ended
December 31, 1998.
From these fees, PSI and PIMS paid such sales charges to
Pruco Securities
Corporation, an affiliated broker-dealer, which in turn paid commissions to
salespersons and incurred other distribution costs.
PSI and PIMS have advised the Portfolio that for the year
ended December 31,
1998, they received approximately $45,400 and $300 in
contingent deferred sales
charges imposed upon certain redemptions by Class B and
Class C shareholders,
respectively.
PSI, PIFM, PIMS and PIC are indirect, wholly owned
subsidiaries of The
Prudential Insurance Company of America.
The Fund, along with other affiliated registered investment
companies (the
'Funds'), has a credit agreement (the 'Agreement') with an
unaffiliated lender.
The maximum commitment under the Agreement is $200,000,000.
Interest on any such
borrowings outstanding will be at market rates. The purpose
of the Agreement is
to serve an alternative source of funding for capital share
redemptions. The
Fund has not borrowed any amounts pursuant to the Agreement
during the year
ended December 31, 1998. The Funds pay a commitment fee at
an annual rate of
 .055 of 1% on the unused portion of the credit facility. The commitment fee is
accrued and paid quarterly on a pro-rata basis by the Funds.
The Agreement
expired on December 29, 1998 and has been extended through
February 28, 1999
under the same terms.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM,
serves as the Portfolio's transfer agent. During the year
ended December 31,
1998, the Portfolio incurred fees of approximately $186,000
for the services of
PMFS. As of December 31, 1998, approximately $14,400 of such fees were due to
PMFS. Transfer agent fees and expenses in the Statement of
Operations also
include certain out-of-pocket expenses paid to
nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-
term investments,
for the year ended December 31, 1998 were $376,201,387 and
$383,597,026,
respectively.
The cost of investments for federal income tax purposes at
December 31, 1998 was
$127,763,034 and accordingly, net unrealized depreciation
for federal income tax
purposes was $390,289 (gross unrealized appreciation--
$717,137; gross unrealized
depreciation--$1,107,426).
For federal income tax purposes, the Portfolio had a capital loss carryforward
as of December 31, 1998 of approximately $8,231,000, of
which $5,082,000 expires
in 2002 and $3,149,000 expires in 2004. Such carryforward is after utilization
of approximately $309,000 to offset the Portfolio's net
taxable gains recognized
in the year ended December 31, 1998. Accordingly, no capital gain distributions
are expected to be paid to shareholders until net gains have been realized in
excess of such carryforward.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Portfolio, along with other affiliated registered
investment companies,
transfers uninvested cash balances into a single joint
account, the daily
aggregate balance of which is invested in one or more
repurchase agreements
collateralized by U.S. Treasury or federal agency
obligations. As of December
31, 1998, the Portfolio has a .816% undivided interest in
the joint account. The
undivided interest for the Portfolio represents $5,615,000
in the principal
amount. As of such date, each repurchase agreement in the
joint account and the
collateral therefor were as follows:
------------------------------------------------------------
--------------------
                                   PRUDENTIAL STRUCTURED
MATURITY FUND, INC.
Notes to Financial Statements      INCOME PORTFOLIO
------------------------------------------------------------
--------------------
Bear Stearns & Co., Inc., 4.75%, in the principal amount of
$165,000,000,
repurchase price $165,087,083, due 1/4/99. The value of the
collateral including
accrued interest was $169,478,699.
Deutsche Bank Securities Inc., 4.80%, in the principal
amount of $100,000,000,
repurchase price $100,053,333, due 1/4/99. The value of the
collateral including
accrued interest was $102,001,052.
Goldman Sachs & Co., 4.25%, in the principal amount of
$93,088,000, repurchase
price $93,131,958, due 1/4/99. The value of the collateral
including accrued
interest was $94,950,662.
Morgan (J.P.) Securities Inc., 4.75%, in the principal
amount of $165,000,000,
repurchase price $165,087,083, due 1/4/99. The value of the
collateral including
accrued interest was $168,300,696.
Warburg Dillon Read LLC, 4.75%, in the principal amount of
$165,000,000,
repurchase price $165,087,083, due 1/4/99. The value of the
collateral including
accrued interest was $168,529,699.
------------------------------------------------------------
Note 6. Capital
The Portfolio offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Prior to November 2, 1998,
Class C shares were sold with a contingent deferred sale charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first
18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
There are 250 million authorized shares of $.01 par value common stock, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 62,500,000 authorized shares. Transactions in shares of common stock were as follows:

Class A                                   Shares
Amount
--------------------------------------  ----------   -------
-----
Year ended December 31, 1998:
Shares sold...........................   1,187,754   $
13,587,731
Shares issued in reinvestment of
  dividends...........................     268,042
3,061,266
Shares reacquired.....................  (1,573,390)
(17,967,851)
                                        ----------   -------
-----
Class A                                   Shares
Amount
--------------------------------------  ----------   -------
-----
Net decrease in shares outstanding
  before conversion...................    (117,594)
(1,318,854)
Shares issued upon conversion from
  Class B.............................   1,817,276
20,807,459
                                        ----------   -------
-----
Net increase in shares outstanding....   1,699,682   $
19,488,605
                                        ----------   -------
-----
                                        ----------   -------
-----
Year ended December 31, 1997:
Shares sold...........................     516,648   $
5,870,704
Shares issued in reinvestment of
  dividends...........................     285,589
3,247,978
Shares reacquired.....................  (2,158,614)
(24,539,475)
                                        ----------   -------
-----
Net decrease in shares outstanding
  before conversion...................  (1,356,377)
(15,420,793)
Shares issued upon conversion from
  Class B.............................     340,959
3,874,591
                                        ----------   -------
-----
Net decrease in shares outstanding....  (1,015,418)
$(11,546,202)
                                        ----------   -------
-----
                                        ----------   -------
-----
Class B
--------------------------------------
Year ended December 31, 1998:
Shares sold...........................     866,989   $
9,909,284
Shares issued in reinvestment of
  dividends...........................     174,565
1,992,901
Shares reacquired.....................  (2,005,389)
(22,904,458)
                                        ----------   -------
-----
Net decrease in shares outstanding
  before conversion...................    (963,835)
(11,002,273)
Shares reacquired upon conversion into
  Class A.............................  (1,818,128)
(20,807,459)
                                        ----------   -------
-----
Net decrease in shares outstanding....  (2,781,963)
$(31,809,732)
                                        ----------   -------
-----
                                        ----------   -------
-----
Year ended December 31, 1997:
Shares sold...........................     503,206   $
5,716,542
Shares issued in reinvestment of
  dividends...........................     286,879
3,260,990
Shares reacquired.....................  (2,508,326)
(28,509,261)
                                        ----------   -------
-----
Net decrease in shares outstanding
  before conversion...................  (1,718,241)
(19,531,729)
Shares reacquired upon conversion into
  Class A.............................    (340,959)
(3,874,591)
                                        ----------   -------
-----
Net decrease in shares outstanding....  (2,059,200)
$(23,406,320)
                                        ----------   -------
-----
                                        ----------   -------
-----
Class C
--------------------------------------
Year ended December 31, 1998:
Shares sold...........................      55,465   $
633,410
Shares issued in reinvestment of
  dividends...........................       5,916
67,555
Shares reacquired.....................     (45,186)
(515,505)
                                        ----------   -------
-----
Net increase in shares outstanding....      16,195   $
185,460
                                        ----------   -------
-----
                                        ----------   -------
-----
Year ended December 31, 1997:
Shares sold...........................      34,321   $
390,314
Shares issued in reinvestment of
  dividends...........................       6,203
70,513
Shares reacquired.....................     (47,631)
(540,812)
                                        ----------   -------
-----
Net decrease in shares outstanding....      (7,107)  $
(79,985)
                                        ----------   -------
-----
                                        ----------   -------
-----

------------------------------------------------------------
--------------------
                                    PRUDENTIAL STRUCTURED
MATURITY FUND, INC.
Notes to Financial Statements       INCOME PORTFOLIO
------------------------------------------------------------
--------------------

Class Z                                     Shares
Amount
--------------------------------------  ----------   -------
-----
Year ended December 31, 1998:
Shares sold...........................   1,369,668   $
15,702,953
Shares issued in reinvestment of
  dividends...........................       8,140
93,026
Shares reacquired.....................  (1,042,730)
(11,956,391)
                                        ----------   -------
-----
Net increase in shares outstanding....     335,078   $
3,839,588
                                        ----------   -------
-----
                                        ----------   -------
-----
Year ended December 31, 1997:
Shares sold...........................     105,897   $
1,204,096
Shares issued in reinvestment of
  dividends...........................       1,931
21,992
Shares reacquired.....................     (38,782)
(440,278)
                                        ----------   -------
-----
Net increase in shares outstanding....      69,046   $
785,810
                                        ----------   -------
-----
                                        ----------   -------
-----

------------------------------------------------------------
--------------------

                                    PRUDENTIAL STRUCTURED
MATURITY FUND, INC.
Financial Highlights                INCOME PORTFOLIO
------------------------------------------------------------
--------------------

Class A
                                            ----------------
----------------------------------------

Year Ended December 31,
                                            ----------------
----------------------------------------
                                             1998
1997        1996        1995         1994
                                            -------     ----
---     -------     -------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......    $ 11.35     $
11.36     $ 11.63     $ 10.97     $  11.78
                                            -------     ----
---     -------     -------     --------
Income from investment operations:
Net investment income...................        .68
 .74         .73         .73          .65
Net realized and unrealized gain (loss)
   on investment transactions...........        .07
 .01        (.25)        .66         (.80)
                                            -------     ----
---     -------     -------     --------
   Total from investment operations.....        .75
 .75         .48        1.39         (.15)
                                            -------     ----
---     -------     -------     --------
Less distributions:
Dividends from net investment income....       (.68)
(.74)       (.73)       (.73)        (.65)
Dividends in excess of net investment
   income...............................      --
(.02)       (.02)      --           (.01)
Distributions from net realized gains...      --          --
--          --           --
                                            -------     ----
---     -------     -------     --------
   Total distributions..................       (.68)
(.76)       (.75)       (.73)        (.66)
                                            -------     ----
---     -------     -------     --------
Net asset value, end of year............    $ 11.42     $
11.35     $ 11.36     $ 11.63     $  10.97
                                            -------     ----
---     -------     -------     --------
                                            -------     ----
---     -------     -------     --------
TOTAL RETURN(a):........................       6.81%
6.81%       4.32%      13.12%       (1.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........    $85,213
$65,431     $77,031     $88,982     $ 91,680
Average net assets (000)................    $73,382
$70,899     $81,745     $89,500     $106,737
Ratios to average net assets:
   Expenses, including distribution
      fees..............................        .81%
 .94%        .86%        .82%         .94%
   Expenses, excluding distribution
      fees..............................        .71%
 .84%        .76%        .72%         .84%
   Net investment income................       5.98%
6.51%       6.38%       6.57%        5.88%
For Class A, B, C and Z shares:
   Portfolio turnover...................        301%
180%        170%        160%         123%

---------------
(a) Total return does not consider the effects of sales
loads. Total return is
    calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each period reported and includes
reinvestment of dividends and
    distributions.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     11

                                   PRUDENTIAL STRUCTURED
MATURITY FUND, INC.
Financial Highlights               INCOME PORTFOLIO
------------------------------------------------------------
--------------------

Class B
                                            ----------------
------------------------------------------

Year Ended December 31,
                                            ----------------
------------------------------------------
                                             1998
1997         1996         1995         1994
                                            -------     ----
---     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......    $ 11.35     $
11.36     $  11.63     $  10.97     $  11.78
                                            -------     ----
---     --------     --------     --------
Income from investment operations:
Net investment income...................        .61
 .67          .65          .66          .58
Net realized and unrealized gain (loss)
   on investment transactions...........        .06
 .01         (.25)         .66         (.80)
                                            -------     ----
---     --------     --------     --------
   Total from investment operations.....        .67
 .68          .40         1.32         (.22)
                                            -------     ----
---     --------     --------     --------
Less distributions:
Dividends from net investment income....       (.61)
(.67)        (.65)        (.66)        (.58)
Dividends in excess of net investment
   income...............................      --
(.02)        (.02)       --            (.01)
Distributions from net realized gains...      --          --
--           --           --
                                            -------     ----
---     --------     --------     --------
   Total distributions..................       (.61)
(.69)        (.67)        (.66)        (.59)
                                            -------     ----
---     --------     --------     --------
Net asset value, end of year............    $ 11.41     $
11.35     $  11.36     $  11.63     $  10.97
                                            -------     ----
---     --------     --------     --------
                                            -------     ----
---     --------     --------     --------
TOTAL RETURN(a):........................       6.03%
6.13%        3.64%       12.40%       (1.83)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........    $39,694
$71,030      $94,490     $120,188     $130,258
Average net assets (000)................    $56,913
$81,673     $106,224     $125,230     $134,985
Ratios to average net assets:
   Expenses, including distribution
      fees..............................       1.46%
1.59%        1.51%        1.47%        1.66%
   Expenses, excluding distribution
      fees..............................        .71%
 .84%         .76%         .72%         .84%
   Net investment income................       5.36%
5.87%        5.73%        5.92%        5.17%

---------------
(a) Total return does not consider the effects of sales
loads. Total return is
    calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each period reported and includes
reinvestment of dividends and
    distributions.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     12

                                   PRUDENTIAL STRUCTURED
MATURITY FUND, INC.
Financial Highlights               INCOME PORTFOLIO
------------------------------------------------------------
--------------------

Class C                                   Class Z
                                            ----------------
----------------------------------------     ---------------
--

August 1,

1994(c)           Year Ended
                                                    Year
Ended December 31,               Through          December
31,
                                            ----------------
-----------------------     December 31,     ---------------
--
                                             1998       1997
1996       1995          1994          1998       1997
                                            ------     -----
-     ------     ------     ------------     ------     ----
--
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $11.35
$11.36     $11.63     $10.97        $11.30        $11.35
$11.37
                                            ------     -----
-     ------     ------         -----        ------     ----
--
Income from investment operations:
Net investment income...................       .61
 .67        .65        .66           .23           .69
 .77
Net realized and unrealized gain (loss)
   on investment transactions...........       .06
 .01       (.25)       .66          (.32)          .07
 .02
                                            ------     -----
-     ------     ------         -----        ------     ----
--
   Total from investment operations.....       .67
 .68        .40       1.32          (.09)          .76
 .79
                                            ------     -----
-     ------     ------         -----        ------     ----
--
Less distributions:
Dividends from net investment income....      (.61)
(.67)      (.65)      (.66)         (.23)         (.69)
(.77)
Dividends in excess of net investment
   income...............................      --
(.02)      (.02)      --            (.01)         --
(.04)
                                            ------     -----
-     ------     ------         -----        ------     ----
--
   Total distributions..................      (.61)
(.69)      (.67)      (.66)         (.24)         (.69)
(.81)
                                            ------     -----
-     ------     ------         -----        ------     ----
--
Net asset value, end of period..........    $11.41
$11.35     $11.36     $11.63        $10.97        $11.42
$11.35
                                            ------     -----
-     ------     ------         -----        ------     ----
--
                                            ------     -----
-     ------     ------         -----        ------     ----
--
TOTAL RETURN(a):........................      6.03%
6.13%      3.64%     12.40%        (0.68)%        6.92%
7.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........    $1,507
$1,314     $1,396     $1,050        $  371        $4,614
$  784
Average net assets (000)................    $1,351
$1,329     $1,270     $  667        $  192        $1,748
$  313
Ratios to average net assets:
   Expenses, including distribution
      fees..............................      1.46%
1.59%      1.51%      1.47%         1.90%(b)       .71%
 .84%
   Expenses, excluding distribution
      fees..............................       .71%
 .84%       .76%       .72%         1.15%(b)       .71%
 .84%
   Net investment income................      5.36%
5.87%      5.73%      5.92%         5.30%(b)      6.03%
6.71%
                                          December 16,
                                            1996(d)
                                            Through
                                          December 31,
                                              1996
                                          ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....     $11.41
                                              -----
Income from investment operations:
Net investment income...................        .09
Net realized and unrealized gain (loss)
   on investment transactions...........       (.02)
                                              -----
   Total from investment operations.....        .07
                                              -----
Less distributions:
Dividends from net investment income....       (.09)
Dividends in excess of net investment
   income...............................       (.02)
                                              -----
   Total distributions..................       (.11)
                                              -----
Net asset value, end of period..........     $11.37
                                              -----
                                              -----
TOTAL RETURN(a):........................        .59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........     $  200(e)
Average net assets (000)................     $  200(e)
Ratios to average net assets:
   Expenses, including distribution
      fees..............................        .76%(b)
   Expenses, excluding distribution
      fees..............................        .76%(b)
   Net investment income................       6.48%(b)

---------------
(a) Total return does not consider the effects of sales
loads. Total return is
    calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each period reported and includes
reinvestment of dividends and
    distributions. Total returns for periods of less than
one full year are not
    annualized.
(b) Annualized.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
(e) Figures are actual and are not rounded to the nearest
thousand.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     13

                                      PRUDENTIAL STRUCTURED
MATURITY FUND, INC.
Report of Independent Accountants     INCOME PORTFOLIO
------------------------------------------------------------
--------------------
To the Shareholders and Board of Directors of Prudential Structured Maturity Fund, Inc., Income Portfolio:
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Structured Maturity
Fund, Inc., Income Portfolio (the 'Fund') at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three periods in the period ended December 31, 1996 were audited by other independent accountants, whose opinion dated February 14, 1997 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 1999
------------------------------------------------------------
--------------------

Federal Income Tax Information (Unaudited)
------------------------------------------------------------
--------------------
We are required by the Internal Revenue Code to advise you
within 60 days of the
Portfolio's fiscal year end (December 31, 1998) as to the
federal tax status of
dividends paid by the Portfolio during such fiscal year. During 1998, dividends were paid from net investment income of $.68 per share for Class A shares, $.61 per share for Class B and C shares
and $.69 for Class Z
shares and are taxable as ordinary income. We are required
by Massachusetts,
Missouri and Oregon to inform you that dividends which have
been derived from
interest on federal obligations are not taxable to
shareholders providing the
Mutual Fund meets certain requirements mandated by the
respective state's taxing
authorities. We are pleased to report that 6.95% of the
dividends paid by the
Portfolio qualifies for such deduction.
We wish to advise you that the corporate dividends received
deduction for the
Portfolio is zero. Only funds that invest in U.S. equity
securities are entitled
to pass-through a corporate dividends received deduction. For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate
Form 1099-DIV or
substitute Form 1099-DIV.
------------------------------------------------------------
--------------------
                                       15

Getting The Most From Your Prudential Mutual Fund.

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?

Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.

A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.

Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Comparing A $10,000 Investment.
------------------------------------------------------------
----
Prudential Structured Maturity Fund, Inc. - Income Portfolio vs.
the Lehman Bros. Intermediate Government/Corporate Bond
Index.

// Prudential Structured
   Maturity Fund, Inc.
   Income Portfolio

-- Lehman Bros. Intermediate
   Gov't/Corp. Bond Index


Past performance is not indicative of future results.
Principal and
investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The boxes on top of the graphs are designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations.
They compare a $10,000 investment in the Prudential
Structured Maturity
Fund, Inc. - Income Portfolio (Class A, B, C, and Z shares) with a similar investment in the Lehman Brothers Intermediate Government/Corporate
Bond Index (the Index) by portraying the initial account values at the commencement of operations of each share class, and subsequent account values at the end of each fiscal year (December 31), as measured on a quarterly basis, beginning in 1989 for Class A shares,
1992 for Class B shares, 1994 for Class C shares, and 1996 for Class
Z shares. For purposes of the graphs, and unless otherwise indicated in the accompanying tables, it has been assumed that (a) the maximum applicable front-end sales load was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December
31, 1998; (c) beginning November 2, 1998, Class C shares are subject to a front-end sales load of 1% and a CDSC of 1% for 18 months; (d) all recurring fees (including management fees) were deducted; and (e) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution fee. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a weighted index comprised of securities issued by the U.S. government and its agencies with one to 10 years remaining to maturity, rated investment grade, and securities publicly issued by corporations. The Index is unmanaged and the total return includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities held in the Index may differ substantially from those held by the Fund. This Index is not the only one that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.


Class A   (GRAPH)

Average Annual Total
Returns - Class A
------------------------
With Sales Load
7.03% Since Inception (6.76%)
5.19% for 5 Years
3.34% for 1 Year

Without Sales Load
7.41% Since Inception (7.14%)
5.88% for 5 Years
6.81% for 1 Year


Class B   (GRAPH)

Average Annual Total
Returns - Class B
------------------------
With Sales Load
5.38% Since Inception
5.17% for 5 Years
3.03% for 1 Year

Without Sales Load
5.38% Since Inception (7.14%)
5.17% for 5 Years
6.03% for 1 Year


Class C    (GRAPH)

Average Annual Total
Returns - Class C
-----------------------
With Sales Load
5.92% Since Inception
3.97% for 1 Year

Without Sales Load
6.16% Since Inception
6.03% for 1 Year


Class Z       (GRAPH)

Average Annual Total
Returns - Class Z
-------------------------
7.13% Since Inception
6.92% for 1 Year

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Mendel A. Melzer, CFA
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Brian M. Storms
Nancy H. Teeters
Louis A. Weil, III

Officers
Brian M. Storms, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Secretary
David F. Connor, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, NY 10022

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

743924102     MF140E
743924201
743924300
743924706